Putnam
New York
Investment Grade
Municipal Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As embattled equity investors fled to the safety of bonds, tax-free municipal securities have enjoyed a period of heightened popularity, and Putnam New York Investment Grade Municipal Trust was among the beneficiaries. During the fiscal year that closed on April 30, 2001, New York's tax-exempt bonds were among the best performers in the municipal bond market's rally.

The strong performance of these bonds understandably has made them popular with tax-conscious investors and has put considerable pressure on supply, which has been hampered by limited new issuance. Nevertheless, Fund Manager Richard Wyke has been able to add some attractive new issues to the portfolio. In addition, the Federal Reserve Board's aggressive cutting of short-term interest rates has allowed Rick to enhance the fund's flow of current income through leveraging, a strategy he explains in detail in his management report.

As you will also see, Rick is confident that the portfolio is well positioned to meet the challenges and opportunities the New York municipal bond market will present during fiscal 2002.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

With investors looking for greater diversification and less volatility, municipal bonds have enjoyed renewed popularity in recent months. The combination of increased demand and falling interest rates sparked a bond market rally this year and pushed the prices of municipal bonds in your portfolio higher through the end of April. Your fund was positioned for such a turnaround.

Total return for 12 months ended 4/30/01

                 NAV            Market price
-----------------------------------------------------------------------
               11.51%              10.28%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 5.

* AGGRESSIVE FED EASING BOOSTS SPIRITS

A major factor contributing to the strong performance of municipal bonds this year was the almost unprecedented sharpness of the Federal Reserve Board's monetary easing. In the first four months of 2001, the Fed made four interest-rate cuts totaling 2 percentage points. (An additional rate cut of half a percentage point was made after the close of the period.) Two of the reductions occurred outside the Fed's normal meeting schedule, which is significant and showed the determination of the central bank to keep the economy from entering into a recession. The Fed's actions helped spur the bond market's rally and caused the yield curve to steepen significantly.

The steepening of the municipal bond yield curve was also positive for your fund's leveraging strategy. Leveraging involves issuing preferred shares that pay dividends at prevailing short-term rates and then selling these shares to corporate and institutional investors. The resulting proceeds are then invested in longer-term bonds with higher yields to augment the flow of income to holders of the fund's common shares. The difference between the dividends paid to the holders of the preferred shares and the income earned by the fund from its longer-term investments increased noticeably when short-term interest rates fell following the Fed's easing.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                     11.3%

Utilities                          10.9%

Health care                         7.2%

Water and sewer                     5.7%

Education                           4.3%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


* NEW YORK HEADS INTO SLOWDOWN WITH CUSHION

With the economic prosperity of recent years fading, states and municipalities across the nation are bracing for falling tax revenues. The decline in corporate profitability and stock prices is forcing governors and state legislatures to prepare for a new economic reality. While New York can expect revenue growth to slow into 2002, the Empire State is heading into the economic slowdown on relatively solid financial footing. If the economic slump is prolonged or tips into a full-fledged recession, that outlook could change.

New York's debt burden is twice as heavy as the national average. Given the trend toward debt reform, the burden is unlikely to increase. On the other hand, the burden should not diminish much given the state's infrastructure commitments. All told, we are not overly concerned about prospects at this time and expect credit ratings for New York state and New York City to remain stable for the foreseeable future.

* SHORT SUPPLY LIMITS OPPORTUNITY

New York municipal bonds were among the best performers in the municipal bond market's rally. Demand far exceeded supply, pushing the state's bond prices up and yields down below the national average. With New York's high taxes and high per capita income, state and local municipal obligations remain one of the most attractive ways for investors to shelter their hard-earned income from taxes. On the supply side, the number of new municipal bonds coming to market has been complicated by the lack of new issuance in recent years. After so many years of high tax revenues, there has been little incentive to finance operations with municipal debt.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 22.1%

AA/Aa -- 21.8%

AAA/Aaa -- 38.3%

BBB/Baa -- 17.8%

Footnote reads:
*As a percentage of market value as of 4/30/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We have also seen a large number of bonds within the municipal market being called away by their issuers, further adding to supply constraints when buyers return to the market to find replacement bonds. Your fund has seen a handful of bonds called away. Several of these retired bonds came with sinking fund provisions. Sinking funds are reserve monies set aside yearly by the issuer to redeem term bonds over the life of an issue prior to the stated maturity. In effect, the sinking funds enable the issuer to spread out payments evenly, thereby avoiding a lump-sum payment at the end of the bond's life.

Our efforts to replace the called bonds in your portfolio have been frustrated by the pronounced lack of supply. However, we did locate some attractive investment opportunities. We purchased bonds issued by the New York City Industrial Development Authority for Brooklyn Polytechnic University, which are being used to construct the first dormitory and a new academic/athletic facility, as well as to upgrade existing buildings. These improvements are part of the university's efforts to transform its status from a student-commuter campus to a student resident college. The bonds are backed by a substantial endowment and are currently rated Baa3 and BBB- by Moody's and Standard and Poor's, respectively. We believe they have solid credit upgrade potential. While these holdings were viewed favorably at the end of the period, they are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

* FAVORABLE ENVIRONMENT FOR BONDS

Our view of the economy for the next 12 months is that it will be weak, but not in recession, growing at a 2% to 3% annual pace over the next three calendar quarters. We believe this growth will be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not expecting any significant increases in inflation. We believe this slow to moderate growth with continued low inflation will provide a favorable backdrop for the municipal bond holdings in your fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                                              Lehman Bros.
                                             Municipal Bond    Consumer
                     NAV       Market price      Index       price index
-------------------------------------------------------------------------------
1 year              11.51%        10.28%         10.38%          3.21%
-------------------------------------------------------------------------------
5 years             34.21         29.49          36.35          13.19
Annual average       6.06          5.31           6.40           2.51
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)    64.35         42.00          69.76          24.51
Annual average       6.08          4.25           6.49           2.64
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                   12
-------------------------------------------------------------------------------
Income                                                $0.778
-------------------------------------------------------------------------------
Capital gains 1                                          --
-------------------------------------------------------------------------------
  Total                                               $0.778
-------------------------------------------------------------------------------
Preferred shares                               Series A (200 shares)
-------------------------------------------------------------------------------
Income                                               $1,900.93
-------------------------------------------------------------------------------
Capital gains 1                                          --
-------------------------------------------------------------------------------
  Total                                              $1,900.93
-------------------------------------------------------------------------------
Share value: (common shares)                      NAV         Market price
-------------------------------------------------------------------------------
4/30/00                                          $12.81         $12.000
-------------------------------------------------------------------------------
4/30/01                                           13.45          12.460
-------------------------------------------------------------------------------
Current return/end of period (common shares)
-------------------------------------------------------------------------------
Current dividend rate 2                            5.31%           5.73%
-------------------------------------------------------------------------------
Taxable equivalent 3                               9.82           10.60
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.94% combined federal,New York state, and New York
  City tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

(common shares)                                 NAV       Market price
-------------------------------------------------------------------------------
1 year                                        11.69%         15.45%
-------------------------------------------------------------------------------
5 years                                       35.16          30.87
Annual average                                 6.21           5.53
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                              66.12          45.52
Annual average                                 6.27           4.60
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam New York Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Investment Grade Municipal Trust (the "fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2001




THE FUND'S PORTFOLIO
April 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (89.9%)
-------------------------------------------------------------------------------------------------------------------
$         1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Baird College Civic Fac.), 5 3/4s, 8/1/30                            A3          $   1,026,250
            835,000 Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                    (Eddygate Park Apts.), 9s, 6/1/06                                     BBB+/P            847,525
          1,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-                968,750
          1,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Ser. 6
                    VRDN, 6s, 5/1/33                                                      A-1+            1,000,000
            500,000 Metropolitan Trans. Auth. Svcs. Contract Fac. Rev.
                    Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                           AA-               545,000
          1,000,000 Niagara Falls NY City School Dist. COP,
                    5 7/8s, 6/15/19                                                       BBB-            1,020,000
                    NY City, G.O. Bonds
          1,385,000 Ser. A, 8s, 8/15/19                                                   AAA             1,424,846
            235,000 Ser. B, 6 3/4s, 10/1/17                                               AAA               249,981
            340,000 Ser. I, 6 1/4s, 4/15/17                                               A                 364,225
            185,000 Ser. I, 6 1/4s, 4/15/17 Prerefunded                                   AAA               208,125
             65,000 Ser. D, 6s, 2/15/25                                                   A                  67,681
             50,000 Ser. D, 6s, 2/15/25 Prerefunded                                       AAA                54,375
          1,000,000 Ser. F, 5 7/8s, 8/1/24                                                A               1,037,500
          1,155,000 Ser. F, 5 3/4s, 2/1/19                                                A               1,192,538
          2,000,000 NY City, G.O. Bonds IFB, AMBAC, 8.22s, 9/1/11 (SEG)                   AAA             2,142,500
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          1,000,000 (Brooklyn Polytech U.), 6 1/8s, 11/1/30                               BBB-            1,027,500
          1,000,000 (Terminal One Group), 6s, 1/1/15                                      A-              1,027,500
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (American Airlines, Inc.)
          1,525,000 6.9s, 8/1/24                                                          BBB-            1,589,813
          1,500,000 5.4s, 7/1/20                                                          BBB-            1,381,875
          1,250,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
                    Bonds, Ser. A, FGIC, 4 3/4s, 6/15/31                                  AAA             1,128,125
                    NY State Dorm. Auth. Rev. Bonds
          1,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         AA-             1,247,500
          1,000,000 (Mnt. Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                            BBB+            1,053,750
          2,000,000 (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27                    AA-             2,060,000
          1,500,000 (Dept. of Hlth.), 5 1/2s, 7/1/25                                      AA-             1,507,500
          1,190,000 (City U. Syst. Construction), Ser. 1, 5 1/4s, 7/1/17                  AA-             1,187,025
          2,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac. Rev.
                    Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                    7 1/2s, 1/1/26                                                        A+              2,016,200
          1,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                    Ser. A, FGIC, 7.2s, 7/1/29                                            AAA             1,096,250
          1,600,000 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (State Wtr. Revolving Fund), Ser. A,
                    7 1/2s, 6/15/12                                                       AAA             1,636,880
          2,000,000 NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                    Rev. Bonds, Ser. A, 5 7/8s, 9/15/14                                   AA-             2,062,500
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            360,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      A                 375,235
            940,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18
                    Prerefunded                                                           AAA               990,469
          1,720,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    6.65s, 8/15/32                                                        AA              1,784,500
             80,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    6.65s, 8/15/32 Prerefunded                                            AAA                85,000
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                    FHA Insd., 6.6s, 2/15/31                                              AAA             1,935,000
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    FHA Insd., 6 3/8s, 8/15/29                                            AAA             1,908,000
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Bristol-Myers Squibb Co.), 5 3/4s, 3/1/24                            AAA             1,041,250
          1,400,000 Port Auth. NY & NJ Cons. IFB, 8.949s, 8/1/26
                    (acquired 7/19/93, cost $1,687,700) (RES)                             A+/P            1,443,456
          1,000,000 Port Auth. NY & NJ 144A FRB, Ser. N18, 3.6s,
                    12/1/17 (acquired 7/19/00, cost $1,046,890) (RES)                     Aaa             1,186,250
            500,000 Yonkers Indl. Dev. Agcy. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                  BBB-              501,875
                                                                                                      -------------
                                                                                                         43,422,749

Puerto Rico (8.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 PR Elec. Pwr. Auth. IFB, FSA, 7.928s, 7/1/23                          AAA             1,646,250
            954,994 PR Hsg. Fin. Corp. Rev. Bonds
                    (Bayamon Hsg. Dev.), FHA Insd., 7 1/2s, 7/1/21                        BBB+/P          1,052,880
          1,365,000 PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev.
                    Bonds, Ser. L, 6 7/8s, 7/1/21                                         AAA             1,440,075
                                                                                                      -------------
                                                                                                          4,139,205
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $46,732,972) (b)                                          $  47,561,954
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $48,312,328.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $46,806,262, resulting in gross unrealized appreciation and depreciation of $1,623,826 and $868,134, respectively, or net unrealized appreciation of $755,692.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2001 was $2,629,706 or 5.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and FRB are the current interest rates at April 30, 2001.

      The fund had the following industry group concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):

           Transportation      11.3%
           Utilities           10.9

      The fund had the following insurance concentration greater than 10% at April 30, 2001 (as a percentage of net assets):

           FHA                 10.1%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001
                                       Aggregate Face   Expiration  Unrealized
                           Total Value      Value         Date     Depreciation
-------------------------------------------------------------------------------
Municipal Bond Index (Long) $5,048,438   $5,128,017      Jun-01      $(79,579)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $46,732,972) (Note 1)                                          $47,561,954
-------------------------------------------------------------------------------------------
Cash                                                                                320,334
-------------------------------------------------------------------------------------------
Interest receivable                                                                 742,286
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              7,812
-------------------------------------------------------------------------------------------
Total assets                                                                     48,632,386

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               169,377
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         82,613
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            3,875
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,664
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,297
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               50,232
-------------------------------------------------------------------------------------------
Total liabilities                                                                   320,058
-------------------------------------------------------------------------------------------
Net assets                                                                      $48,312,328

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued
and outstanding at $50,000 per share) (Note 4)                                  $10,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares  (unlimited shares authorized) (Note 1)         39,492,317
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (169,377)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,760,015)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          749,403
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $48,312,328

Net assets available to:
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $10,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       23,973
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $10,023,973
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $38,288,355
-------------------------------------------------------------------------------------------
Net asset value per common share
($38,288,355 divided by 2,847,092 shares)                                            $13.45
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended April 30, 2001
Tax exempt interest income:                                                      $2,864,312
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    334,599
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       43,585
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,154
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,856
-------------------------------------------------------------------------------------------
Auditing                                                                             51,614
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               38,430
-------------------------------------------------------------------------------------------
Other                                                                                51,371
-------------------------------------------------------------------------------------------
Total expenses                                                                      532,609
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (32,925)
-------------------------------------------------------------------------------------------
Net expenses                                                                        499,684
-------------------------------------------------------------------------------------------
Net investment income                                                             2,364,628
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (252,819)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     512,227
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the year                                             1,779,601
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,039,009
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,403,637
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year ended April 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 2,364,628      $ 2,560,667
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   259,408         (521,122)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               1,779,601       (2,879,218)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         4,403,637         (839,673)

Distributions to remarketed preferred
shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (380,185)        (322,116)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $23,973 and
$24,986, respectively)                                                  4,023,452       (1,161,789)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,214,987)      (2,305,712)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,808,465       (3,467,501)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      46,503,863       49,971,364
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income and undistributed
net investment income of $169,377
and $46,668, respectively)                                            $48,312,328      $46,503,863
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                  2,847,092        2,847,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                  200              200
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended April 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $12.81       $14.03       $13.96       $13.49       $13.54
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .83          .90          .91          .95          .95
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .72        (1.19)         .08          .45         (.07)
-----------------------------------------------------------------------------------------------------
Total from investment operations        1.55         (.29)         .99         1.40          .88
-----------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------
Net investment income:
-----------------------------------------------------------------------------------------------------
To preferred shareholders               (.13)        (.12)        (.11)        (.12)        (.12)
-----------------------------------------------------------------------------------------------------
To common shareholders                  (.78)        (.81)        (.81)        (.81)        (.81)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.91)        (.93)        (.92)        (.93)        (.93)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.45       $12.81       $14.03       $13.96       $13.49
-----------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.460      $12.000      $13.875      $13.625      $12.875
-----------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                  10.28        (7.75)        7.82        12.12         5.34
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $48,312      $46,504      $49,971      $49,766      $48,434
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.41         1.44         1.32         1.31         1.44
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            5.25         5.96         5.66         5.90         6.10
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            15.65         3.32        24.04        18.22        49.71
-----------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2001

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC, ("Putnam Management') the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2001, the fund had a capital loss carryover of approximately $1,684,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $758,000    April 30, 2004
       492,000    April 30, 2005
       434,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2001 was 2.72%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gain available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities and prior year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year April 30, 2001, the fund reclassified $14,499 to decrease distribution in excess of net investment income and $18,059 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $3,560. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2001, the fund's expenses were reduced by $32,925 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $417 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,338,810 and $7,930,166, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty (30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


72169  185  6/01